CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $)	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Shareholders' Equity
Common Stock, par value (in dollars per share)	$ 0.01	$ 0.01
Common Stock, shares authorized (in shares)	180,000,000	90,000,000	90,000,000	90,000,000
Common Stock, shares issued (in shares)	89,182,001	75,382,001	52,915,639	47,303,394
Common Stock, shares outstanding (in shares)	89,182,001	75,382,001	52,915,639	47,303,394